Exhibit 32.2

                    Certification of Chief Accounting Officer
                       Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the registrant certifies, to the best of his knowledge, that the registrant's Quarterly Report on Form 10-QSB for the period ended June 30, 2008 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: August 19, 2008

By: /s/ Hasmik Yaghobyan
    ------------------------
    Hasmik Yaghobyan
    Director, Chief Accounting Officer,
    Chief Financial Officer, Treasurer, and Secretary